UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 18, 2025

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, the Board of Directors (the “Board”) of DMC Global Inc. (the “Company”) appointed James O’Leary as Interim President and Chief Executive Officer of the Company, effective as of November 29, 2024. On June 18, 2025, the Board approved the appointment of Mr. O’Leary as President and Chief Executive Officer on a permanent, non-interim basis, effective July 1, 2025. Mr. O’Leary will continue serving as Executive Chairman of the Board.

On June 20, 2025, Mr. O’Leary entered into a new letter agreement with the Company (the “Letter Agreement”), which supersedes the terms of his previous Interim President and CEO Letter Agreement, dated effective as of November 29, 2024. The Letter Agreement provides Mr. O’Leary with an annual base salary of $800,000 (prorated for any partial year); and with a target bonus of 125% of his base salary for each full year of employment (prorated for 2025 and any other partial year of service), subject to the terms of the Company’s cash incentive program applicable to its senior executives. The amount of any annual bonus will be determined by the Compensation Committee of the Board (the “Compensation Committee”).

The Letter Agreement also provides that Mr. O’Leary will receive annual long-term incentive grants (the “LTI Grants”) at a target of no less than $3.7 million per year. For 2025 and 2026 the LTI Grants will consist of the following: (i) one half of the target grant will take the form of time-based restricted stock units (“RSUs”) that vest over a three-year period and will be settled in cash to preserve shares available for awards to other employees under the DMC Global Inc. 2025 Omnibus Stock Incentive Plan (the “2025 Plan”), and (ii) one-half of the target grant will take the form of performance-based performance share units (“PSUs”) that vest at the end of a three-year performance period based on metrics set at the time of grant, in each case subject to Mr. O’Leary’s continued employment. Such LTI Grants will be subject to the terms and conditions of the 2025 Plan (or any successor plan) and the forms of RSU and PSU award agreements approved by the Committee and the Board (collectively, the “Award Agreements”). The 2025 LTI Grant is expected to be granted on or about July 1, 2025. After 2025, the LTI Grants will be structured as determined by the Compensation Committee.

Mr. O’Leary will be an at-will employee. As such, his employment is not for any specified period of time and can be terminated by Mr. O’Leary or by the Company at any time, for any reason or no reason and with or without cause or notice. Mr. O’Leary will be a participant in the DMC Global Inc. Executive Severance Plan (the “Severance Plan”), the terms of which are described in the Company’s Current Report on Form 8-K dated March 18, 2025, which description is incorporated herein by reference. The Letter Agreement provides that Mr. O’Leary’s severance multiple in the non-change in control context will be two times base salary and target bonus and will be three times base salary and target bonus in the change in control context, and that the definitions of “Cause,” “Change in Control” and “Good Reason” for purposes of Mr. O’Leary’s participation in the Severance Plan shall have the meanings ascribed to those terms in the Letter Agreement. The Letter Agreement also provides that Mr. O’Leary will continue to be subject to proprietary information, inventions and non-solicitation restrictive covenants. Lastly, the Award Agreements each provide that, for purposes of the applicable Award Agreement, the terms “Cause,” “Change in Control” and “Good Reason” shall have the meaning ascribed to such term in the Letter Agreement, or, if the Letter Agreement is no longer in effect, as provided in the Severance Plan (subject to the terms of the applicable Award Agreement).

Mr. O’Leary will continue to be subject to the terms and conditions of that certain Executive Chairman Letter Agreement between the Company and Mr. O’Leary, dated effective as of October 16, 2024 (the “Executive Chairman Letter Agreement”), with the sole exception that Mr. O’Leary’s base salary is governed by the Letter Agreement and not by the Executive Chairman Letter Agreement.

The foregoing description of the Letter Agreement and the Award Agreements is only a summary and is qualified in its entirety by reference to the full text of the Letter Agreement, attached hereto as Exhibit 10.1, the RSU Award Agreement, attached hereto as Exhibit 10.2, and the PSU Award Agreement, attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

On June 23, 2025, the Company issued a press release announcing the information set forth in Item 5.02 above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information provided in Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	President and Chief Executive Officer Letter Agreement between James O’Leary and DMC Global Inc., dated as of June 20, 2025.
10.2	Restricted Stock Unit Award Agreement (Chief Executive Officer Form).
10.3	Performance Share Unit Award Agreement (Chief Executive Officer Form).
99.1	Press Release, dated June 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC GLOBAL INC.

Dated:	June 23, 2025	By:	/s/ Eric V. Walter
Name: Eric V. Walter
Title: Chief Financial Officer